Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"CCO Holdings, LLC and CCO Holdings Capital
Corp."
Date of Purchase,01/17/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.75%
"Commission, Spread or Profit",0.88%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,MEG Energy Corp.
Date of Purchase,01/12/2017
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.23%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Navistar International Corporation
Date of Purchase,01/12/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,8.71%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Park Aerospace Holdings
Date of Purchase,01/20/2017
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.00%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,United Continental Holdings
Date of Purchase,01/23/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,8.25%
"Commission, Spread or Profit",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Zayo Group LLC and Zayo Capital Inc.
Date of Purchase,01/12/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.02%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,AECOM
Date of Purchase,02/15/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,6.92%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,AmeriGas Partners LP and AmeriGas Finance
Corp.
Date of Purchase,02/13/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.87%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,American Greetings Corp.
Date of Purchase,02/02/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.27
Aggregate % of Issue Purchased by the Firm,3.90%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Harland Clarke Holdings
Date of Purchase,02/09/2017
Underwriter From Whom Purchased,Credit Suisse
Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.27%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,IHS Markit Ltd
Date of Purchase,02/06/2016
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.04%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Peabody Securities Finance Corportion
Date of Purchase,02/08/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.72%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Peabody Securities Finance Corportion
Date of Purchase,02/08/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.52%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Post Holdings Inc.
Date of Purchase,02/06/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.46%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Post Holdings Inc.
Date of Purchase,02/06/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.35%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Symantec Corporation
Date of Purchase,02/07/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.90%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North America Inc.
Date of Purchase,02/21/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$104.63
Aggregate % of Issue Purchased by the Firm,3.15%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North America Inc.
Date of Purchase,02/21/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$101.38
Aggregate % of Issue Purchased by the Firm,3.15%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Tenn Merger Sub Inc.
Date of Purchase,01/12/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.98%
"Commission, Spread or Profit",2.36%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Park Aerospace Holdings
Date of Purchase,01/20/2017
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.35%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Commscope Technologies LLC
Date of Purchase,03/02/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.85%
"Commission, Spread or Profit",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Covanta Holding Corporation
Date of Purchase,03/02/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.06%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Ladder Capital Finance Holdings LLP and
Laddar Capital Finance Corp.
Date of Purchase,03/02/2017
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.13%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Goodyear Tire & Rubber Company
Date of Purchase,03/02/2017
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.71%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Goodyear Tire & Rubber Company
Date of Purchase,03/02/2017
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.71%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Goodyear Tire & Rubber Company
Date of Purchase,03/02/2017
Underwriter From Whom Purchased,Suntrust Bank
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.71%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,CyrusOne LP and CyrusOne Finance Corp.
Date of Purchase,03/03/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.30%
"Commission, Spread or Profit",1.10%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,CyrusOne LP and CyrusOne Finance Corp.
Date of Purchase,03/03/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.24%
"Commission, Spread or Profit",1.10%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,LPL Holdings Inc.
Date of Purchase,03/03/2017
Underwriter From Whom Purchased,Morgan Stanley and
Company LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,6.18%
"Commission, Spread or Profit",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Olin Corporation
Date of Purchase,03/06/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,5.08%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Beazer Homes USA
Date of Purchase,03/07/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.81%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"Community Health Systems, Inc."
Date of Purchase,03/07/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.18%
"Commission, Spread or Profit",1.55%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Crestwood Midstream Partners LP and
Crestwood Midstream Finance Corp.
Date of Purchase,03/07/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.79%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Hilton Worldwide Finance LLC
Date of Purchase,03/07/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.66%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Hilton Worldwide Finance LLC
Date of Purchase,03/07/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.75%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Sonic Automotive Inc.
Date of Purchase,03/07/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.52%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Cott Holdings Inc.
Date of Purchase,03/08/2017
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.08%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,American Axle & Manufacturing Inc.
Date of Purchase,03/09/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.58%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,American Axle & Manufacturing Inc.
Date of Purchase,03/09/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,7.38%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Valeant Pharmaceuticals Inc.
Date of Purchase,03/09/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.21%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Valeant Pharmaceuticals Inc.
Date of Purchase,03/09/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.83%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,The New Home Company Inc.
Date of Purchase,03/10/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA)
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$98.96
Aggregate % of Issue Purchased by the Firm,8.83%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc.
Date of Purchase,03/13/2017
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,5.10%
"Commission, Spread or Profit",0.16%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc.
Date of Purchase,03/13/2017
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.41%
"Commission, Spread or Profit",0.16%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Eagle II Acquisition Company LLC
Date of Purchase,03/15/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,0.98%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Gartner Inc.
Date of Purchase,03/16/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.43%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Kraton Polymers LLC and Kraton Polymers
Capital
Date of Purchase,03/17/2017
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.37%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Dana Financing Luxembourg S.a.r.l.
Date of Purchase,03/21/2017
Underwriter From Whom Purchased,Citigroup Gloal
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,8.80%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Dana Financing Luxembourg S.a.r.l.
Date of Purchase,03/21/2017
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,8.80%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,KCA Deutag UK Finance plc
Date of Purchase,03/21/2017
Underwriter From Whom Purchased,HSBC Securities
(USA) Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$98.57
Aggregate % of Issue Purchased by the Firm,3.29%
"Commission, Spread or Profit",0.99%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,CCO Holdings LLC and CCO Holdings Capital
Corp
Date of Purchase,03/30/2017
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.50
Aggregate % of Issue Purchased by the Firm,0.90%
"Commission, Spread or Profit",0.88%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Six Flags Entertainment
Date of Purchase,03/30/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.00
Aggregate % of Issue Purchased by the Firm,1.91%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Videotran Ltd
Date of Purchase,03/31/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.28%
"Commission, Spread or Profit",0.96%
Fair & Reasonable Commission (Y/N) (1),Y